Taxes - Schedule of Deferred Tax Assets (Details) - USD ($)	Mar. 31, 2026	Sep. 30, 2025	Sep. 30, 2024
Deferred tax assets:
Net operating loss carry-forwards	$ 216,104	$ 133,293
Inventory written down	176,728	129,522
Allowance for credit losses	26,572	23,175
Total	419,404	285,990
Valuation allowance	(175,704)	(144,189)	$ (378,620)
Total deferred tax assets, net	$ 243,700	$ 141,801